Initial Public Offering	3 Months Ended
Mar. 31, 2021
Stockholders' Equity Note [Abstract]
Initial Public Offering
Note 3—Initial Public Offering
On March 2, 2021, the Company consummated its Initial Public Offering of 27,500,000 Units, including 3,500,000 Over-Allotment Units to partially cover over-allotments, at $10.00 per Unit, generating gross proceeds of $275.0 million, and incurring offering costs of approximately $15.8 million, of which approximately $9.6 million was for deferred underwriting commissions. Each Unit consists of one Class A ordinary share, and one-fifth
of
one
redeemable warrant (each, a “Public Warrant”). Each Public Warrant entitles the holder to purchase one Class A ordinary share at a price of $11.50 per share, subject to adjustment (see Note 8).